                                                                   EXHIBIT 99.14

(MERRILL LYNCH LOGO)                   COMPUTATIONAL MATERIALS FOR SURF 2004-BC4
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                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                           $750,000,000 (APPROXIMATE)
                  SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2004-BC4

                                  (SURF LOGO)

                      LITTON LOAN SERVICING, L.P. SERVICER

                         J.P. MORGAN CHASE BANK TRUSTEE

                                NOVEMBER 5, 2004

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Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                   COMPUTATIONAL MATERIALS FOR SURF 2004-BC4
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The attached tables and other statistical analyses (the "Computational Materials") are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials, which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

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Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

MORTGAGE RATES-ARM

                                          AGGREGATE                           WEIGHTED     AVERAGE     WEIGHTED
                                            PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE      PERCENT
                           NUMBER OF        BALANCE      MORTGAGE    AVERAGE   CREDIT      BALANCE     ORIGINAL       FULL
RANGE OF MORTGAGE RATES  MORTGAGE LOANS   OUTSTANDING       POOL     COUPON     SCORE    OUTSTANDING     LTV      DOCUMENTATION
-----------------------  --------------   -----------       ----     ------     -----    -----------     ---      -------------
5.500% or less                      132    $27,981,953      4.76%     5.330%      670       $211,984    78.59%        84.07%
5.501% to 6.000%                    426     79,435,507      13.50      5.848      653        186,468     78.57         75.28
6.001% to 6.500%                    663    122,496,251      20.82      6.327      639        184,761     80.34         62.33
6.501% to 7.000%                    780    140,309,409      23.85      6.801      631        179,884     81.89         56.03
7.001% to 7.500%                    481     78,814,709      13.40      7.302      624        163,856     84.00         52.20
7.501% to 8.000%                    452     64,563,948      10.97      7.787      619        142,841     84.77         53.45
8.001% to 8.500%                    226     28,288,715       4.81      8.277      613        125,171     85.43         54.74
8.501% to 9.000%                    196     24,310,760       4.13      8.774      598        124,034     85.62         55.46
9.001% to 9.500%                     93     10,577,525       1.80      9.289      598        113,737     87.61         54.04
9.501% to 10.000%                    82      8,728,551       1.48      9.751      582        106,446     86.18         48.97
10.001% to 10.500%                   20      2,175,917       0.37     10.285      574        108,796     87.38         40.52
10.501% to 11.000%                    6        635,298       0.11     10.672      540        105,883     81.05         85.42
11.001% to 11.500%                    1         50,800       0.01     11.250      565         50,800     94.95        100.00
TOTAL:                            3,558   $588,369,343    100.00%     6.937%      632       $165,365    82.07%        60.23%

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 4.700% per annum to 11.250% per annum and the weighted average Mortgage Rate of the Rate Mortgage Loans was approximately 6.937% per annum.

MORTGAGE RATES-FIXED RATE

                                             AGGREGATE                           WEIGHTED   AVERAGE     WEIGHTED
                                             PRINCIPAL    PERCENT OF   WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE      PERCENT
                             NUMBER OF        BALANCE      MORTGAGE    AVERAGE    CREDIT     BALANCE    ORIGINAL       FULL
RANGE OF MORTGAGE RATES  MORTGAGE LOANS     OUTSTANDING      POOL       COUPON    SCORE    OUTSTANDING     LTV     DOCUMENTATION
-----------------------  --------------     -----------      ----       ------    -----    -----------     ---     -------------
5.500% or less                        1        $284,375       0.17%      5.500%      670     $284,375    74.41%       100.00%
5.501% to 6.000%                     65      13,326,053        7.88       5.926      712      205,016     71.28         78.92
6.001% to 6.500%                    171      35,502,931       20.99       6.321      683      207,619     74.79         69.66
6.501% to 7.000%                    184      30,453,414       18.00       6.803      651      165,508     79.69         66.85
7.001% to 7.500%                    140      19,529,870       11.54       7.314      634      139,499     80.21         58.82
7.501% to 8.000%                    158      20,147,193       11.91       7.804      623      127,514     83.32         69.66
8.001% to 8.500%                     99       9,294,775        5.49       8.333      612       93,887     82.98         71.39
8.501% to 9.000%                     79       6,794,395        4.02       8.797      621       86,005     86.73         62.50
9.001% to 9.500%                     57       2,946,474        1.74       9.339      635       51,693     88.81         52.57
9.501% to 10.000%                   181       8,641,200        5.11       9.830      649       47,741     97.15         57.38
10.001% to 10.500%                  185       8,586,661        5.08      10.372      651       46,414     97.67         24.66
10.501% to 11.000%                  179       7,360,290        4.35      10.804      666       41,119     99.21         18.01
11.001% to 11.500%                   72       2,808,283        1.66      11.298      643       39,004     99.58         35.08
11.501% to 12.000%                   69       2,489,595        1.47      11.880      635       36,081     99.60         44.46
12.001% to 12.500%                   20         694,200        0.41      12.326      650       34,710     97.08         33.63
12.501% to 13.000%                    8         309,109        0.18      12.761      644       38,639     99.29         36.92
TOTAL:                            1,668    $169,168,818      100.00%      7.710%     654     $101,420    82.49%        61.88%

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 5.500% per annum to 12.990% per annum and the weighted average Mortgage Rate of the Rate Mortgage Loans was approximately 7.710% per annum.